SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12

                             Pioneer Interest Shares
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                            PIONEER INTEREST SHARES
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         SCHEDULED FOR OCTOBER 2, 2001

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

TO THE SHAREHOLDERS OF PIONEER INTEREST SHARES:

     The annual meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on October 2, 2001 at 2:00 p.m., Boston time, to consider the following:

     1. To elect the seven trustees of the fund, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified;

     2. To ratify the selection of Arthur Andersen LLP as the fund's independent public accountants for the fiscal year ending December 31, 2001; and

     3. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS.

     Shareholders of record as of the close of business on August 3, 2001 are entitled to vote at the meeting and any related follow-up meetings.

                                    By Order of the Board of Trustees,

                                    Joseph P. Barri, Secretary

Boston, Massachusetts
August 15, 2001

                              -------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                                                   10501-00-0801

                               PROXY STATEMENT OF
                            PIONEER INTEREST SHARES
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-225-3265.

                                  INTRODUCTION

     This proxy statement is being used by the Board of Trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on October 2, 2001, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about August 15, 2001. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the fund as of the close of business on August 3, 2001 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder's instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and to approve the other proposals. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of the fund are being asked to consider the election of seven nominees to the Board of Trustees of the fund. All of the nominees for election to the fund's board currently serve as trustees for the fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

     The following table sets forth each nominee's position(s) with the fund, and his or her age, address, principal occupation and employment during the past five years and any other directorship held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on June 30, 2001.

                                                                             NUMBER OF SHARES
                                                                                OWNED AND
                                                                 FIRST     PERCENTAGE OF TOTAL
 NAME (AGE), POSITION(S)   PRINCIPAL OCCUPATION OR EMPLOYMENT   BECAME      SHARES OUTSTANDING
WITH THE FUND AND ADDRESS     AND TRUSTEE/DIRECTORSHIPS(1)     A TRUSTEE    ON JUNE 30 , 20012
-------------------------  ----------------------------------  ---------   --------------------
JOHN F. COGAN, JR.*        Chairman and a Director of Pioneer    1993          1,000/0.01%
(75)                       Global Asset Management S.p.A.
Chairman of the Board,     ("PGAM"); Non-Executive Chairman
President and Trustee      and a Director of Pioneer
60 State Street            Investment Management USA Inc.
Boston, MA 02109           ("PIM-USA"); Chairman and a
                           Director of Pioneer; Member of the
                           Supervisory Board of Pioneer Czech
                           Investment Company, a.s. ("Pioneer
                           Czech") and Pioneer Universal
                           Pension Fund Company; Chairman,
                           President and Trustee of all of
                           the Pioneer mutual funds; Director
                           of ICI Mutual Insurance Company,
                           Pioneer Alternative Investment
                           Management Limited, Pioglobal
                           First Russia, L.L.C., Pioglobal
                           Investment Fund, Pioneer
                           Investments (Moscow), Pioneer
                           America Fund Plc, Pioneer Global
                           Equity Fund Plc, Pioneer Global
                           Bond Fund Plc, Pioneer Euro
                           Reserve Fund Plc, Pioneer European
                           Equity Fund Plc, Pioneer Emerging
                           Europe Fund Plc, Pioneer Greater
                           Asia Fund Plc, Pioneer U.S. Growth
                           Fund Plc and Pioneer US Real
                           Estate Fund Plc; and of Counsel,
                           Hale and Dorr LLP (counsel to
                           PIM-USA and the Pioneer mutual
                           funds).

MARY K. BUSH               President, Bush & Co.                 1997           105/less than 0.01%
(53)                       (international financial advisory
Trustee                    firm); Director and/or Trustee of
4201 Cathedral Ave., N.W.  Mortgage Guaranty Insurance
Washington, D.C. 20016     Corporation, Hoover Institution,
                           March of Dimes, Texaco, Inc., R.J.
                           Reynolds Tobacco Holdings, Inc.
                           and Brady Corporation (industrial
                           identification and specialty
                           coated material products
                           manufacturer); Advisory Board
                           Member, Washington Mutual
                           Investors Fund (registered
                           investment company); and Trustee
                           of all of the Pioneer mutual
                           funds.

                                                                             NUMBER OF SHARES
                                                                                OWNED AND
                                                                 FIRST     PERCENTAGE OF TOTAL
 NAME (AGE), POSITION(S)   PRINCIPAL OCCUPATION OR EMPLOYMENT   BECAME      SHARES OUTSTANDING
WITH THE FUND AND ADDRESS     AND TRUSTEE/DIRECTORSHIPS(1)     A TRUSTEE    ON JUNE 30 , 20012
-------------------------  ----------------------------------  ---------   --------------------
RICHARD H. EGDAHL, M.D.    Alexander Graham Bell Professor of    1993          1,000/0.01%
(74)                       Health Care Entrepreneurship,
Trustee                    Boston University; Professor of
Boston University          Management, Boston University
Healthcare                 School of Management; Professor of
Entrepreneurship Program   Public Health, Boston University
53 Bay State Road          School of Public Health; Professor
Boston, MA 02215           of Surgery, Boston University
                           School of Medicine; University
                           Professor, Boston University;
                           Director, Boston University Health
                           Policy Institute, University
                           Program for Health Care
                           Entrepreneurship; Trustee, Boston
                           Medical Center; and Trustee of all
                           of the Pioneer mutual funds.

MARGARET B.W. GRAHAM       Founding Director, The Winthrop       1993           100/less than 0.01%
(54)                       Group, Inc. (consulting firm);
Trustee                    Professor of Management, Faculty
101 Sherbrooke W.          of Management, McGill University;
Montreal, Quebec           and Trustee of all of the Pioneer
Canada                     mutual funds.

MARGUERITE A. PIRET        President, Newbury, Piret &           1993           100/ less than 0.01%
(53)                       Company, Inc. (merchant banking
Trustee                    firm); Trustee of Boston Medical
One Boston Place           Center; Member of the Board of
26th Floor                 Governors of the Investment
Boston, MA 02108           Company Institute; Director,
                           Organogenesis Inc. (tissue
                           engineering company); and Trustee
                           of all of the Pioneer mutual
                           funds.

STEPHEN K. WEST            Of Counsel, Sullivan & Cromwell       1993           389/less than 0.01%
(72)                       (law firm); Director, Dresdner RCM
Trustee                    Global Strategic Income Fund, Inc.
125 Broad Street           since May 1997 and The Swiss
New York, NY 10004         Helvetia Fund, Inc. since 1995
                           (investment companies), AMVESCAP
                           PLC (investment managers) since
                           1997 and First ING Life Insurance
                           Company of New York since 1995;
                           and Trustee of all of the Pioneer
                           mutual funds.

JOHN WINTHROP              President, John Winthrop & Co.,       1993           101/less than 0.01%
(65)                       Inc. (private investment firm);
Trustee                    Director of NUI Corp. (energy
One North Adgers Wharf     sales, services and distribution);
Charleston, SC 29401       and Trustee of all of the Pioneer
                           mutual funds.

---------------
* Mr. Cogan is an "interested person" of the fund and Pioneer within the meaning of Section 2(a)(19) of the 1940 Act.

(1) Each trustee was most recently elected by the shareholders of the fund in 2000.

(2) As of June 30, 2001, the trustees and officers of the fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the fund's outstanding shares.

     Mr. Tripple, who currently acts as a Trustee, was nominated for re-election by the Board. Subsequent to the meeting of the Board of Trustees at which the nominees for the Board were selected, Mr. Tripple announced that he would be resigning as President of Pioneer Investment Management, Inc. and would not seek re-election as a Trustee. The Board of Trustees does not propose at this time to fill the vacancy on the Board that will result from Mr. Tripple's resignation. Since Mr. Tripple will not be standing for re-election, the Board of Trustees is expected to reduce the number of Trustees from eight to seven as of the date of Mr. Tripple's resignation. The Trustees may consider appointing another Trustee in the future.

     Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Trustees. All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange. The functions of the Audit Committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. The Audit Committee Charter is attached as Appendix A to this Proxy Statement.

     During the fiscal year ended December 31, 2000, the Audit Committee met eleven times. The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting; and (3) received disclosures and an independence letter from the independent public accountants and discussed with the independent accountants that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     Ms. Graham, Ms. Piret and Mr. Winthrop serve on the Nominating Committee of the Board of Trustees. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     During the fiscal year ended December 31, 2000, the Board of Trustees held 12 meetings and the Nominating Committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended December 31, 2000.

COMPLIANCE WITH SECTION 16(A) REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the fund's executive officers, trustees and person who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

UNICREDITO ACQUISITION OF PIONEER

     On October 24, 2000, UniCredito Italiano S.p.A. ("UniCredito") acquired all of the outstanding shares of The Pioneer Group, Inc. ("PGI"), the former parent company of Pioneer, the fund's investment adviser. UniCredito is a corporation organized under the laws of the Republic of Italy and its shares trade on the Milan Stock Exchange. As part of UniCredito's acquisition of PGI, UniCredito restructured its investment management operations by creating a new holding company, Pioneer Global Asset Management, that now owns 100% of Pioneer and is a majority owned subsidiary of UniCredito. As of December 31, 2000, Pioneer Global Asset Management had over $103 billion in assets under management worldwide, including over $21 billion in assets under management by Pioneer.

     Prior to the UniCredito acquisition, Mr. Cogan, owned approximately 14% of the outstanding shares of PGI. UniCredito acquired all of the outstanding shares of PGI for $43.50 per share.

OTHER EXECUTIVE OFFICERS

     In addition to Messrs. Cogan and Tripple, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

NAME (AGE), AND POSITION WITH THE FUND            PRINCIPAL OCCUPATION(S)
--------------------------------------  -------------------------------------------
JOSEPH P. BARRI (55), Secretary         Corporate Secretary of PIM-USA and most of
                                        its subsidiaries until October 2000;
                                        Secretary of all of the Pioneer mutual
                                        funds; and Partner, Hale and Dorr LLP.

NAME (AGE), AND POSITION WITH THE FUND            PRINCIPAL OCCUPATION(S)
--------------------------------------  -------------------------------------------
VINCENT NAVE (56), Treasurer            Vice President-Fund Accounting and Custody
                                        Services of Pioneer (Manager from September
                                        1996 to February 1999); and Treasurer of
                                        all of the Pioneer mutual funds (Assistant
                                        Treasurer from June 1999 to November 2000)

LUIS I. PRESUTTI (36), Assistant        Assistant Vice President-Fund Accounting,
Treasurer                               Administration and Custody Services of
                                        Pioneer (Fund Accounting Manager from 1994
                                        to 1999); and Assistant Treasurer of all of
                                        the Pioneer mutual funds since November
                                        2000.

JOHN F. DALY III (35), Assistant        Global Custody and Settlement Division
Treasurer                               Manager of PIM-USA; and Assistant Treasurer
                                        of all of the Pioneer mutual funds since
                                        November 2000.

DOROTHY E. BOURASSA (53), Assistant     Secretary of PIM-USA; Senior Vice
Secretary                               President-Legal of Pioneer; and
                                        Secretary/Clerk of most of PIM-USA's
                                        subsidiaries since October 2000; Assistant
                                        Secretary of all of the Pioneer mutual
                                        funds since November 2000; Senior Counsel,
                                        Assistant Vice President and Director of
                                        Compliance of PIM-USA from April 1998
                                        through October 2000; Vice President and
                                        Assistant General Counsel, First Union
                                        Corporation from December 1996 through
                                        March 1998; and Vice President and Counsel,
                                        Keystone Investments, Inc. from March 1986
                                        through November 1996.

REMUNERATION OF TRUSTEES AND OFFICERS

     The following table provides information regarding the compensation paid by the fund and the other investment companies in the Pioneer Family of Funds to the trustees for their services as indicated below during the year ended December 31, 2000. Compensation paid by the fund to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the fund by Pioneer. The fund does not pay any salary or other compensation to its officers.

                                                          TOTAL COMPENSATION
                                                               FROM THE
                                                            FUND AND OTHER
                                     AGGREGATE               FUNDS IN THE
                                   COMPENSATION             PIONEER FAMILY
           TRUSTEE                 FROM THE FUND             OF FUNDS(1)
----------------------------------------------------------------------------
John F. Cogan, Jr.(2)........         $   500                  $ 21,000
Mary K. Bush.................         $ 2,395                  $108,499
Richard H. Egdahl, M.D.......         $ 2,341                  $106,312
Margaret B.W. Graham.........         $ 2,359                  $110,625
John W. Kendrick(3)..........         $ 1,079                  $ 37,425
Marguerite A. Piret..........         $ 2,529                  $130,750
David D. Tripple(2)..........         $   500                  $ 20,500
Stephen K. West..............         $ 2,352                  $118,949
John Winthrop................         $ 2,489                  $116,999
                                      -------                  --------
     Totals..................         $16,545                  $771,057
                                      =======                  ========

---------------
(1) For the calendar year ended December 31, 2000. The amounts paid to the trustees differ due to (i) membership on or chairing certain committees of the boards of trustees and (ii) attendance at meetings. In addition to the fund, there are 49 other funds in the Pioneer Family of Funds.

(2) Pioneer fully reimbursed the fund and the other mutual funds in the Pioneer Family of Funds for compensation paid to Messrs. Cogan and Tripple.

(3) Mr. Kendrick resigned as a Trustee effective May 8, 2000.

INVESTMENT ADVISER AND ADMINISTRATOR

     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

REQUIRED VOTE

     In accordance with the fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the seven nominees receiving the greatest number of votes will be elected to the board.

RECOMMENDATION

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE NOMINEES.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP has served as your fund's independent public accountants since 1994. Audit services during the fiscal year ending December 31, 2001 will consist of examinations of the fund's financial statements and reviews of the fund's filings with the Securities and Exchange Commission.

     The fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the fund, Pioneer or UniCredito, has selected Arthur Andersen LLP as the fund's independent public accountants for the fiscal year ending December 31, 2001, subject to shareholder ratification at the meeting. A representative of Arthur Andersen LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions. Arthur Andersen LLP has advised the fund that it has no direct or indirect financial interest in the fund.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

     The fund's Audit Committee is currently composed of three members and acts under a written charter first adopted and approved in May 2000. A copy of this charter is attached to this proxy statement as Appendix A. The members of the Audit Committee are independent trustees, as defined by its charter and the rules of the New York Stock Exchange.

     The role of the Audit Committee is to assist the Board of Trustees in its oversight of the fund's financial reporting process. Management of the fund is responsible for the preparation, presentation and integrity of the fund's financial statements, the fund's accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public accountant, Arthur Andersen, LLP, is responsible for auditing the fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     The Audit Committee reviewed the fund's audited financial statements for the fiscal year ended December 31, 2000, at a meeting held on February 6, 2001 and discussed these financial statements with the fund's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards (SAS) No. 61 (Communication with Audit Committees), as amended by SAS 90, with Arthur Andersen LLP, the fund's independent accountants. The fund's independent accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent accountants their independence from the fund.

     Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by the fund's management and Arthur Andersen LLP. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable law and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the fund's independent accountants are, in fact, "independent."

     Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, and subject to the limitation on the role and responsibility of the Audit Committee referred to above, the Audit Committee recommended to the fund's Board of Trustees that the audited financial statements be included in the fund's annual report to shareholders for the year ended December 31, 2000.

     By the Audit Committee of the Board of Trustees:

                        Ms. Piret, Chair
                        Mr. West
                        Mr. Winthrop

AUDIT FEES

     The aggregate fees billed for professional services rendered by Arthur Andersen LLP for its review of the semi-annual financial statements as of June 30, 2000 and the audit of the fund's annual financial statements for the year ended December 31, 2000 contained in the annual report filed by the fund were $23,800.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Arthur Andersen LLP for financial information system design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed for all other services rendered by Arthur Andersen LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund other than the audit fees described above during the fiscal year ended December 31, 2000 amounted to $104,900.

REQUIRED VOTE

     The ratification of the selection of Arthur Andersen LLP as your fund's independent public accountants for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of the fund's shares, present in person or by proxy and entitled to vote at the meeting.

RECOMMENDATION

     THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS YOUR FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                       INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

     As of the record date, 7,395,024 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

OWNERSHIP OF SHARES OF THE FUND

     To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund as of June 30, 2001 except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 5,620,500 shares as nominee.

SHAREHOLDER PROPOSALS

     Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting and must comply with the requirements of Rule 14a-8 under the Exchange Act. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The Fund currently expects to hold the next annual shareholders' meeting on or about June 18, 2002, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

SHARES HELD IN RETIREMENT PLANS

     The trustee or custodian of certain retirement plans is required to vote any shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will business as may properly come before the meeting or any adjournment thereof.

     One-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the Board of Trustees, have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the fund's shares present at the meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

OTHER BUSINESS

     While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Chase Mellon Shareholder Services, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

(August 15, 2001)

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

     The Audit Committee shall be composed of three independent Trustees of the Pioneer Funds (the "Funds"). The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee. Vacancies, as occur from time to time, shall be nominated and elected by the remaining independent Trustees of the Funds.

     The purposes of the Audit Committee are:

     1. To act as a liaison between the Funds' independent auditors and the full Board of Trustees of the Funds.

     2.  To review and assess:

        (a) the Fund's accounting and financial reporting policies and practices, its internal controls and as appropriate, the internal controls of certain service providers and tax compliance controls;

        (b) the quality and objectivity of the Funds' financial statements and the independent audits thereof;

        (c) the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

        (d)  brokerage and soft dollar arrangements of the Funds;

        (e)  the utilization of the Funds' line of credit; and

        (f)  "as of" gain/loss activity of the funds.

     3. To review and approve insurance coverage and allocation of premiums between the management company and the Funds and among the Funds.

     The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the auditor's responsibility to plan and carry out a proper audit. The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. To carry out its purposes, the Committee shall have the following duties and powers:

        (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and consulting services concerning systems and internal controls provided to the Funds' vendors whose systems are material to the Funds' operation, and to receive the auditors' specific representations as to their independence;

        (b) to meet with the Funds' independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or any other results of the audits; (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of the opinion and auditors propose to render to the Board and the shareholders;

        (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

        (d) to review the fees charged by the auditors for audit and non-audit services;

        (e) to investigate improprieties or suspected improprieties in fund operations; and

        (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     The Committee shall meet regularly with the Treasurer of the Funds. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                       A-2


                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                                                            [X]     Please mark
                                                                  your votes as
                                                                   indicated in
                                                                   this example


1. To elect the seven trustees of the Fund to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

01 J.F. Cogan, Jr. 02 M.K. Bush        FOR
03 Dr. R.H. Egdahl 04 M.B.W. Graham    ALL   WITHHOLD  FOR ALL EXCEPT (AS MARKED
05 M.A. Piret      06 S.K. West                 ALL    BELOW)
07 J. Winthrop
                                      [Box]    [Box]    [Box]




TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW:

-------------------------------------------------------------------------------


2. To ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 2001.

                                                       FOR    AGAINST   ABSTAIN
                                                      [Box]    [Box]     [Box]


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING.

NOTE: In signing, please write name(s) exactly as appearing here-on. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

Signature(s) __________________________________________

Signature of Joint shareholder(s) _________________________

Dated___________________________________________, 2001


PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

FOLD AND DETACH HERE

                             PIONEER INTEREST SHARES
    PROXY FOR THE ANNUAL MEETING OF SHAREHOLDER OF PIONEER INTEREST SHARES
                          TO BE HELD ON OCTOBER 2, 2001

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on October 2, 2001, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY
THE UNDER-SIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE

                           SHAREHOLDER COMMUNICATIONS


Pioneer Interest Shares
60 State Street
Boston, MA 02109-1820

URGENT

PLEASE VOTE YOUR SHARES TODAY

Dear Shareowner,

I am writing to let you know that a meeting will be held on October 2, 2001 for shareowners to vote on two proposals for Pioneer Interest Shares. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

The enclosed package contains information about the proposals, along with a proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials before casting your vote.

Each of the proposals has been reviewed by your Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals were fair and reasonable. The Trustees recommend that you vote FOR each proposal.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED.

PROPOSAL 1:

ELECT SEVEN TRUSTEES TO THE BOARD. The Trustees supervise your Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

PROPOSAL 2:

RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Sincerely,

David Tripple
President

Pioneer Investment Management, Inc.

Callout in margin: VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Callout in margin: THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

Callout in margin: PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.